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                                    FORM 8-A

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

                              DELAWARE                                                74-1828067
             (State of incorporation or organization)                    (I.R.S. Employer Identification No.)

                          ONE VALERO PLACE
                         SAN ANTONIO, TEXAS                                              78212
              (Address of principal executive offices)                                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                                                                                 Name of each exchange on which
Title of each class to be so registered                                          each class is to be registered
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     Premium Equity Participating                                                    New York Stock Exchange
           Security Units
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         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following box. [X]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file numbers to which this form relates:
333-33846 (if applicable).

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
                                (Title of Class)


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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  The class of securities to be registered hereby is the Premium
Equity Participating Security Units (the "PEPS Units") of Valero Energy
Corporation, a Delaware corporation (the "Company"). A description of the PEPS
Units is set forth in the Registration Statement on Form S-3 of the Company and VEC Trust I (Registration Nos. 333-33846 and 333-33846-01) filed with the
Securities and Exchange Commission (the "Commission") on March 31, 2000, as amended by Pre-Effective Amendment No. 1 thereto filed with the Commission on May 24, 2000 and declared effective by the Commission on May 30, 2000 (as amended, the "Registration Statement") and in the Prospectus Supplement relating thereto dated June 7, 2000 filed with the Commission on June 8, 2000 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Securities
Act"), which description is incorporated herein by reference. Any form of prospectus or prospectus supplement that includes such description that is subsequently filed by the Company or VEC Trust I as part of an amendment to the Registration Statement or otherwise pursuant to Rule 424(b) under the Securities
Act is hereby incorporated by reference herein.

ITEM 2.           EXHIBITS.


Exhibit
Number                          Description of Exhibit

1 Indenture, between Valero Energy Corporation and Bank of New York, dated as of December 12, 1997 (the "Senior Indenture") (filed as
         Exhibit 3.4 to the Company's Registration Statement on Form S-3
         (Registration No. 333-56599) and incorporated herein by reference)

2        Declaration of Trust of VEC Trust I (filed as Exhibit 4.8.1 to the
         Company's Registration Statement on Form S-3 (Registration No.
         333-33846) and incorporated herein by reference)

*3 Form of Amended and Restated Declaration of Trust (filed as Exhibit 4.9 to the Company's Registration Statement on Form S-3 (Registration No.
         333-33846) and incorporated herein by reference)

4        Certificate of Trust of VEC Trust I (filed as Exhibit 4.10.1 to the
         Company's Registration Statement on Form S-3 (Registration No.
         333-33846) and incorporated herein by reference)

*5       Form of Preferred Security (included in Exhibit 3)

*6       Form of Valero Energy Corporation Guarantee Agreement (filed as Exhibit
         4.12 to the Company's Registration Statement on Form S-3 (Registration
         No. 333-33846) and incorporated herein by reference)


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Exhibit
Number                      Description of Exhibit

*7       Form of Purchase Contract Agreement (filed as Exhibit 4.13 to the
         Company's Registration Statement on Form S-3 (Registration No.
         333-33846) and incorporated herein by reference)

*8       Form of Pledge Agreement (filed as Exhibit 4.14 to the Company's
         Registration Statement on Form S-3 (Registration No. 333-33846) and incorporated herein by reference)

*9       Form of First Supplemental Indenture

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*    The final form of this exhibit will be filed with a Current Report on Form
     8-K to be subsequently filed with the Commission by Valero Energy
     Corporation and is hereby deemed to be incorporated by reference herein.


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                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                 VALERO ENERGY CORPORATION



Date: June 19, 2000                              By: /s/ JAY D. BROWNING
                                                    ----------------------------
                                                     Jay D. Browning
                                                     Secretary


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER
------

1 Indenture, between Valero Energy Corporation and Bank of New York, dated as of December 12, 1997 (the "Senior Indenture") (filed as
         Exhibit 3.4 to the Company's Registration Statement on Form S-3
         (Registration No. 333-56599) and incorporated herein by reference)

2        Declaration of Trust of VEC Trust I (filed as Exhibit 4.8.1 to the
         Company's Registration Statement on Form S-3 (Registration No.
         333-33846) and incorporated herein by reference)

*3 Form of Amended and Restated Declaration of Trust (filed as Exhibit 4.9 to the Company's Registration Statement on Form S-3 (Registration No.
         333-33846) and incorporated herein by reference)

4        Certificate of Trust of VEC Trust I (filed as Exhibit 4.10.1 to the
         Company's Registration Statement on Form S-3 (Registration No.
         333-33846) and incorporated herein by reference)

*5       Form of Preferred Security (included in Exhibit 3)

*6       Form of Valero Energy Corporation Guarantee Agreement (filed as Exhibit
         4.12 to the Company's Registration Statement on Form S-3 (Registration
         No. 333-33846) and incorporated herein by reference)

*7       Form of Purchase Contract Agreement (filed as Exhibit 4.13 to the
         Company's Registration Statement on Form S-3 (Registration No.
         333-33846) and incorporated herein by reference)

*8       Form of Pledge Agreement (filed as Exhibit 4.14 to the Company's
         Registration Statement on Form S-3 (Registration No. 333-33846) and incorporated herein by reference)

*9       Form of First Supplemental Indenture

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*    The final form of this exhibit will be filed with a Current Report on Form
     8-K to be subsequently filed with the Commission by Valero Energy Corporation and is hereby deemed to be incorporated by reference herein.